UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 14, 2012

CHINA ENERGY CORPORATION

(Exact name of registrant as specified in charter)

Nevada	000-52409	98-0522950
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

No. 57 Xinhua East Street

Hohhot, Inner Mongolia, People’s Republic of China

(Address Of Principal Executive Offices) (Zip Code)

+86-0471-466-8870

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 14, 2012, China Energy Corporation, a Nevada corporation (the “Company”) issued a press release regarding its financial results for the three and twelve months ended November 30, 2011 (the “Earnings Release”). The full text of the Earnings Release is set forth in Exhibits 99.1 attached hereto.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

No.	Description
99.1	China Energy Corporation Press Release, dated March 14, 2012

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2012	CHINA ENERGY CORPORATION

	By:	/s/ Fu Xu
	Name: Title:	Fu Xu Acting Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	China Energy Corporation Press Release, dated March 14, 2012

4